Exhibit 99.1

                         United States Bankruptcy Court
                          Eastern District of Kentucky
                                Ashland Division

IN RE:                                                         CASE NO. 03-10078

DEBTOR(S)                                                             CHAPTER 11



            Monthly Operating Report For Month Ending May 3, 2003

     Comes now Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing March 30, 2003 and ending May 3, 2003 as shown by the report and exhibits consisting of 29 pages and containing the following, as indicated:


     ___X____    Monthly Reporting Questionnaire (Attachment 1)
     ___X____    Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
     ___X____    Summary of Accounts Receivable (Form OPR - 3)
     ___X____    Schedule of Post - Petition Liabilities (Form OPR - 4)
     ___X____    Statement of Income (Loss) Form OPR - 5)
     ___X____    Statement of Sources and Uses of Cash (Form OPR - 6)


     I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.



Date: May 19, 2003                 DEBTOR
      ------------
                                   By:  /s/ William J. Jessie
                                      ---------------------------------------
                                              (Signature)

                                   Name & Title: William J. Jessie, President
                                                 ----------------------------
                                                      (Print or Type)

                                   Address:           US Route 60
                                            ---------------------------------
                                                    Ashland, KY 41101
                                            ---------------------------------
                                  Telephone Number:  (606) 929 - 1200
                                                    -------------------------

                                                           Attachment 1 (Page 1)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly Reporting Questionnaire


CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: APRIL


1. Payroll - State the amount of all executive wages paid and taxes withheld and paid (1)


    Name and Title of                           Wages Paid         Taxes (2)
                                           ------------------  ----------------
         Executive                           Gross      Net      Due     Paid
         ---------                           -----     -----    -----    -----
William J. Jessie -                        $ 70,663   $44,724  $28,855  $28,415
(President and CFO)
-------------------------------------------------------------------------------
William H. Gerak -                           23,107    14,198   10,664   10,664
(Vice President of Administration)
-------------------------------------------------------------------------------
Joseph E. Harrison -                         23,655    14,459   11,000   11,000
(Vice President of Sales and Marketing)
-------------------------------------------------------------------------------
Jack W. Mehalko -
(Interim President)
-------------------------------------------------------------------------------
Total Executive Payroll:                   $117,425   $73,381  $50,519  $50,079
                                          -------------------------------------

2. Insurance - Is workers' compensation and other insurance in effect? __Yes__ Are Payments Current? __YES__ If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder pr cover page.


                     Name of   Coverage            Expiration   Premium  Date of Coverage Pd.
Type                 Carrier    Amount  Policy #     Date        Amount      Through
----                 -------   -------- --------   ----------   -------  -------------------
Casualty:            _______________________________________________________________________
Workers Comp.        _______________________________________________________________________
General Liability:   _______________________________________________________________________
Vehicle:             _______________________________________________________________________
Other  (Specify)     _______________________________________________________________________
                     _______________________________________________________________________

(1) Payroll for executives included salary and retention bonus pay during the physical month of May.

(2) Taxes include payments made by the employer.

                                                           Attachment 1 (Page 2)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: APRIL

3. Bank Accounts

                                              Account Type
                       ---------------------------------------------------------
                         Operating      Tax        Payroll       Other    Total
                       ------------- --------- -------------- ---------- -------
Bank Name              See attached Exhibit A
                       ------------- --------- -------------- ----------
Account #
                       ------------- --------- -------------- ----------
Beginning Book
Balance
                       ------------- --------- -------------- ---------- -------
Plus: Deposits
                       ------------- --------- -------------- ---------- -------
Less: Disbursements
                       ------------- --------- -------------- ---------- -------
Other:
  Transfers
--------------------   ------------- --------- -------------- ---------- -------
Ending Book Balance
                       ------------- --------- -------------- ---------- -------

4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)

Payments To
------------
Professionals (attorneys, accountants, etc.):


                                         Amount            Date             Check #
                                        --------------  -----------  ---------------------

-------------------------------------   --------------  -----------  ---------------------

-------------------------------------   --------------  -----------  ---------------------

-------------------------------------   --------------  -----------  ---------------------
                                   Total $         -

Prepetition Creditors:

AFCO - Credit Insurance                  $   210,815      2-Apr-03    Wire Transfer
-------------------------------------   --------------  -----------  ---------------------
Treas. Of Ky. - Unemployment                  30,000     11-Apr-03         85354
-------------------------------------   --------------  -----------  ---------------------
AFCO - Credit Insurance                  $   210,815     30-Apr-03    Wire Transfer
-------------------------------------   --------------  -----------  ---------------------
Revolving line of Credit
(National City & SunTrust)               $ 1,230,797       Daily      Swept out of Lockbox
-------------------------------------   --------------  -----------  ---------------------
Senior Note
(Cigna &  Modern Woodmen of America)     $ 2,700,000       Daily      Swept out of Lockbox
-------------------------------------   --------------  -----------  ---------------------
                                   Total $ 4,382,427


                          Kentucky Electric Steel, Inc.
                  Cash Summary for the Month Ending May 3, 2003

                                                                       EXHIBIT A

                                                    Workers           Health        Cash Collateral                       Petty
                                                  Compensation       Benefits           Lockbox          General           Cash
                                                ----------------  --------------    ---------------  ----------------  ------------
Bank Name                                        National City    National City     National City     National City        KESI
Account #                                           754202055         754202063       754119200          70936836
                                                                                                            98239
Beginning Book Balance                              $ 100,000         $ 455,000       $ 300,000       $(8,584,988)        $ 400
Plus: Deposits                                              -                 -       4,970,026                 -             -
Less: Disbursements                                         -                 -               -           660,540             -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account                                                               (21,515)
      Transfer to Professional Fees Account                                                              (140,000)
      Transfer to Professional Fees Account                                                               (18,989)
      Transfer to Professional Fees Account                                                               (13,868)
      Transfer to Professional Fees Account                                                               (15,103)
      Transfer to Professional Fees Account                                                               (10,365)
      Transfer to Professional Fees Account                                                                (7,841)
      Transfer to Bank One Tax Account                                                                    (50,000)
      Transfer to Bank One Tax Account                                                                    (30,000)
      Transfer to Bank One Tax Account                                                                    (15,684)
      Transfer to Fifth Third Salary Account                                                              (20,000)
      Transfer to Fifth Third Salary Account                                                              (17,473)
      Transfer to Fifth Third Salary Account                                                               (4,758)
      Transfer to Bank One Office Account                                                                 (10,000)
      Transfer to NCB Office Account
  Other
      Void Checks
      Returned Cobra Payments                                                                              (3,094)
      Paydown on line/fund general account                                           (4,970,026)        4,970,026
      Paydown on senior notes                                                                          (2,700,000)
                                                    ---------         ---------       ---------      ------------         -----
Ending Book Balance                                 $ 100,000         $ 455,000       $ 300,000      $ (7,354,192)        $ 400
                                                    =========         =========       =========      ============         =====

                                                     Triton/                             Office          Salary          Hourly
                                                  Republic Note       Tax/Other         Account          Payroll         Payroll
                                                 -----------------  ---------------  ---------------  -------------  --------------
Bank Name                                         National City       Bank One          Bank One       Fifth Third     Fifth Third
                                                  Private Client
                                                       Group
Account #                                         4090-K001-00-7      626225676         626225320        73404006        73404022
                                                                      626225668
Beginning Book Balance                                $ 137,671        $ 12,278               $ -        $ 74,306        $ 31,777
Plus: Deposits                                                -              17                 -               -               -
Less: Disbursements                                           -         107,687                 -         111,220             893
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Bank One Tax Account                                   50,000
      Transfer to Bank One Tax Account                                   30,000
      Transfer to Bank One Tax Account                                   15,684
      Transfer to Fifth Third Salary Account                                                               20,000
      Transfer to Fifth Third Salary Account                                                               17,473
      Transfer to Fifth Third Salary Account                                                                4,758
      Transfer to Bank One Office Account
      Transfer to NCB Office Account                                                                       (7,469)        (32,319)
  Other
      Void Checks                                                                                           2,152           1,435
      Returned Cobra Payments
      Paydown on line/fund general account
      Paydown on senior notes
                                                      ---------       ---------         ---------        --------        --------
Ending Book Balance                                   $ 137,671           $ 292               $ -             $ -             $ -
                                                      =========       =========         =========        ========        ========

                                                     Office          Zero Balance        Zero Balance       Lease Payment
                                                    Account         Health Benefit       Workers Comp.          Account
                                                ----------------  ------------------  -------------------  ----------------

Bank Name                                        National City      National City        National City        Fifth Third
Account #                                            39353008            70937158             70999943            73419056
Beginning Book Balance                                  $ 176                 $ -                  $ -                 $ -
Plus: Deposits                                              -                   -                    -                   -
Less: Disbursements                                    16,445                   -                    -                   -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Professional Fees Account
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to Fifth Third Salary Account
      Transfer to Fifth Third Salary Account
      Transfer to Fifth Third Salary Account
      Transfer to Bank One Office Account              10,000
      Transfer to NCB Office Account                   39,788
  Other
      Void Checks
      Returned Cobra Payments
      Paydown on line/fund general account
      Paydown on senior notes
                                                    ---------           ---------            ---------            --------
Ending Book Balance                                  $ 33,519                 $ -                  $ -                 $ -
                                                    =========           =========            =========            ========

                                                Health Benefit       Professional         Total
                                                  Disbursement        Fees Account     All Accounts
                                               ------------------  ----------------  --------------
Bank Name                                         National City      National City
Account #                                            754201570           754201618

Beginning Book Balance                                     $ -           $ 179,416    $(7,293,965)(1)
Plus: Deposits                                               -                   -      4,970,043
Less: Disbursements                                          -                   -        896,785
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account                                 21,515              -
      Transfer to Professional Fees Account                                140,000              -
      Transfer to Professional Fees Account                                 18,989              -
      Transfer to Professional Fees Account                                 13,868              -
      Transfer to Professional Fees Account                                 15,103              -
      Transfer to Professional Fees Account                                 10,365              -
      Transfer to Professional Fees Account                                  7,841              -
      Transfer to Bank One Tax Account                                                          -
      Transfer to Bank One Tax Account                                                          -
      Transfer to Bank One Tax Account                                                          -
      Transfer to Fifth Third Salary Account                                                    -
      Transfer to Fifth Third Salary Account                                                    -
      Transfer to Fifth Third Salary Account                                                    -
      Transfer to Bank One Office Account                                                       -
      Transfer to NCB Office Account                                                            -
  Other
      Void Checks                                                                           3,588
      Returned Cobra Payments                                                              (3,094)
      Paydown on line/fund general account                                                     (0)
      Paydown on senior notes                                                          (2,700,000)
                                                     ---------           ---------   -------------
Ending Book Balance                                        $ -           $ 407,097   $ (5,920,213)
                                                     =========           =========   =============

(1) The cash summary reconciles to the
    Monthly Operating Report as follows:
                                           March 29, 2003        May 3, 2003
                                           -------------        --------------
               Cash                        $    436,023          $   578,979
               Restricted Cash                  855,000              855,000
                                           -------------        --------------
                 Total Cash                 $ 1,291,023          $ 1,433,979
                                           =============        ==============
    The cash balance per this schedule
    is as follows:
               Total Cash per Above        $ (7,293,965)         $ (5,920,213)
               Less: Amount
                 Reported as
                 Line of Credit              (8,584,988)           (7,354,192)
                                           -------------        --------------
                 Cash Balance               $ 1,291,023          $ 1,433,979
                                           =============        ==============

CASE NAME: Kentucky
Electric Steel, Inc.                COMPARATIVE BALANCE SHEET       FORM OPR - 1
                                                                        REV 2/90
CASE NUMBER: 03-10078               MONTH ENDED: APRIL

                                                          February 5,        March 1,       March 29,      May 3,
                                                              2003            2003            2003          2003
ASSETS
CURRENT ASSETS
  Other Negotiable instruments (i.e.. CD's T-Bills)        $          -    $          -   $          -    $          -
                                                        ---------------- --------------- --------------  --------------
  Accounts receivable (See OPR - 3)                           9,734,029       8,478,039      5,972,687       2,842,297
                                                        ---------------- --------------- --------------  --------------
     Less allowance for doubtful accounts                             -               -              -               -
                                                        ---------------- --------------- --------------  --------------
  Inventory, at lower of cost or market                      10,346,543       7,815,001      2,462,067               -
                                                        ---------------- --------------- --------------  --------------
  Prepaid expenses and deposits                               2,813,034       2,462,924      1,881,542       1,811,666
                                                        ---------------- --------------- --------------  --------------
  Investments                                                         -               -              -               -
                                                        ---------------- --------------- --------------  --------------
  Other: Operating Supplies, rolls, molds, etc.               4,203,699       4,203,699      4,203,699       4,203,699
                                                        ---------------- --------------- --------------  --------------
  Cash and Restricted cash                                    1,092,575       1,931,782      1,291,023       1,433,979
                                                        ---------------- --------------- --------------  --------------
  Other Assets                                                   64,794          61,294         60,935          50,953
                                                        ---------------- --------------- --------------  --------------
     TOTAL CURRENT ASSETS                                  $ 28,254,674    $ 24,952,739   $ 15,871,953    $ 10,342,594
                                                        ---------------- --------------- --------------  --------------
  PROPERTY PLANT AND EQUIPMENT,                            $          -    $          -   $          -    $          -
  AT COST                                               ---------------- --------------- --------------  --------------

     Less accumulated depreciation                                    -               -              -               -
                                                        ---------------- --------------- --------------  --------------
  NET PROPERTY PLANT AND EQUIPMENT                           19,452,338      19,452,338     19,452,338      19,452,338
                                                        ---------------- --------------- --------------  --------------
  Other non current assets                                      307,958         304,232        260,771         260,771
                                                        ---------------- --------------- --------------  --------------
  Deferred finance charges                                      558,815               -              -               -
                                                        ---------------- --------------- --------------  --------------
  TOTAL ASSETS                                             $ 48,573,785    $ 44,709,309   $ 35,585,062    $ 30,055,703
                                                        ---------------- --------------- --------------  --------------

* Itemize if value of "Other Assets" exceed 10% of "Total Assets."

CASE NAME: Kentucky
Electric Steel, Inc.                COMPARATIVE BALANCE SHEET       FORM OPR - 2
                                                                        REV 2/90
CASE NUMBER: 03-10078               MONTH ENDED: APRIL

                                       February 5,            March 1,          March 29,        May 3,
                                          2003                2003               2003            2003

LIABILITIES

POST PETITION LIABILITIES                $ 204,746           $ 702,564          $ 947,405     $ 1,111,679
                                      ------------        ------------       ------------    ------------
PRE PETITION LIABILITIES
                                      ------------        ------------       ------------    ------------
  Priority Debt                          2,629,975           2,592,107          2,098,489       2,068,489
                                      ------------        ------------       ------------    ------------
  Secured Debt                          30,530,705          27,658,910         23,544,655      19,613,859
                                      ------------        ------------       ------------    ------------
  Unsecured Debt                         9,426,688           9,433,310          8,691,905       8,301,017
                                      ------------        ------------       ------------    ------------
    TOTAL PRE PETITION LIABILITIES    $ 42,587,368        $ 39,684,328       $ 34,335,049    $ 29,983,364
                                      ------------        ------------       ------------    ------------
      TOTAL LIABILITIES               $ 42,792,114        $ 40,386,892       $ 35,282,454    $ 31,095,043
                                      ------------        ------------       ------------    ------------

  SHAREHOLDERS' EQUITY (DEFICIT)

  PREFERRED STOCK                              $ -                 $ -                $ -
                                      ------------        ------------       ------------    ------------
  COMMON STOCK                              50,516              50,516             50,516          50,516
                                      ------------        ------------       ------------    ------------
  PAID-IN CAPITAL                       15,817,342          15,817,342         15,817,342      15,817,342
                                      ------------        ------------       ------------    ------------
  TREASURY STOCK                        (4,309,397)         (4,309,397)        (4,309,397)     (4,309,397)
                                      ------------        ------------       ------------    ------------
  RETAINED EARNINGS
                                      ------------        ------------       ------------    ------------
     Through filing date                (5,776,790)         (5,776,790)        (5,776,790)     (5,776,790)
                                      ------------        ------------       ------------    ------------
     Post filing date                            -          (1,459,254)        (5,479,063)     (6,821,011)
                                      ------------        ------------       ------------    ------------
      TOTAL SHAREHOLDERS' EQUITY       $ 5,781,671         $ 4,322,417          $ 302,608    $( 1,039,340)
                                      ------------        ------------       ------------    ------------
       TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY           $ 48,573,785        $ 44,709,309       $ 35,585,062    $ 30,055,703
                                      ------------        ------------       ------------    ------------

CASE NAME: Kentucky
Electric Steel, Inc.         SUMMARY OF ACCOUNTS RECEIVABLE       FORM OPR - 3
                                                                  REV 2/90
CASE NUMBER: 03-10078        MONTH ENDED: APRIL


                                                                        (1)              (1)              (1)             (1)
                                                      TOTAL           CURRENT        1 - 30 DAYS     31 - 60 DAYS    OVER 60 DAYS
                                                                                      PAST DUE         PAST DUE        PAST DUE

DATE OF FILING: FEBRUARY 5, 2003                  $ 10,089,029     $ 7,974,031      $ 1,611,266        $ 479,232        $ 24,500
                ------------------              ---------------    ------------    -------------    -------------   -------------

         Allowance for doubtful accounts            $ (355,000)
                                                ---------------    ------------    -------------    -------------   -------------

                 Net accounts receivable           $ 9,734,029
                                                ===============


MONTH:      FEBRUARY - (March 1)                   $ 8,848,039     $ 6,254,947      $ 2,046,099        $ 435,313       $ 111,680
            ----------------------              ---------------    ------------    -------------    -------------   -------------

         Allowance for doubtful accounts            $ (370,000)
                                                ---------------    ------------    -------------    -------------   -------------

                 Net accounts receivable           $ 8,478,039
                                                ===============

MONTH:      MARCH - (March 29)                     $ 6,357,687     $ 2,637,537      $ 2,788,675        $ 684,222       $ 247,253
            -------------------------           ---------------    ------------    -------------    -------------   -------------

         Allowance for doubtful accounts            $ (385,000)
                                                ---------------    ------------    -------------    -------------   -------------

                 Net accounts receivable           $ 5,972,687
                                                ===============
MONTH:      APRIL - (May 3)                        $ 3,227,297     $   758,907      $ 1,156,614        $ 637,812       $ 673,964
            -------------------------           ---------------    ------------    -------------    -------------   -------------

         Allowance for doubtful accounts            $ (385,000)
                                                ---------------    ------------    -------------    -------------   -------------

                 Net accounts receivable           $ 2,842,297
                                                ===============


NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.

CASE NAME: Kentucky
Electric Steel, Inc.      SUMMARY OF POST PETITION LIABILITIES      FORM OPR - 4
                                                                        REV 2/90
CASE NUMBER: 03-10078     MONTH ENDED: APRIL

                                            DATE     DATE   TOTAL AMOUNT    0 - 30       31 - 60    61 - 90     OVER
                                          INCURRED    DUE       DUE          DAYS          DAYS       DAYS    90 DAYS

TAXES PAYABLE
  Federal Income Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  FICA - Employer's Share
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  FICA - Employee's Share
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Unemployment Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Sales Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Property Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
                 TOTAL TAXES PAYABLE                           $  77,506    $  77,506   $      -    $      -  $      -
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  POSTPETITION SECURED DEBT                                  See attached Exhibit B
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  POSTPETITION UNSECURED DEBT
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  ACCRUED INTEREST PAYABLE
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  TRADE ACCOUNTS PAYABLE & OTHER:
                 (list separately)
  Total Trade & Other Accounts Payable                        $1,034,173    $ 821,889   $111,641   $ 100,357
  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------
                                                              See attached Exhibit C
  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  TOTALS                                                      $1,111,679    $ 899,394   $111,641   $ 100,357         -
                                          --------  ------  -------------  -----------  ---------  --------- ----------

Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                                                                       Exhibit B
                          Kentucky Electric Steel, Inc.
              Summary of Post Petition Liabilities - Taxes Payable
                                   May 3, 2003

                                               DATE        DATE        TOTAL      0-30       31-60     61-90          OVER
                                             INCURRED       DUE         DUE       DAYS       DAYS       DAYS        90 DAYS
TAXES PAYABLE
  Federal Income Tax
        Salary P/R - Retention Bonus         05/02/03    05/07/03    $  1,362    $  1,362       $ -        $ -        $ -
  FICA - Employer's Share
        Salary P/R - Retention Bonus         05/02/03    05/07/03         214         214       $ -        $ -        $ -
  FICA - Employee's Share
        Salary P/R - Retention Bonus         05/02/03    05/07/03         214         214       $ -        $ -        $ -
  Sales Tax
        February                             04/30/03    05/25/03       7,937       7,937       $ -        $ -        $ -
  Property Tax
        2003 Prop. Tax Accrual (3 months)    02/05/03    12/31/03      55,000      55,000       $ -        $ -        $ -
  Kentucky Income Tax
        Salary P/R - Retention Bonus         05/02/03    05/25/03         278         278         -          -          -
  Kentucky license Tax (3 months)            02/05/03     Various       5,000       5,000       $ -        $ -        $ -
  Deleware Franchise Tax (3 months)          02/05/03     Various       7,500       7,500       $ -        $ -        $ -
                                                                    ---------   ---------       ---        ---        ---
                 TOTAL TAXES PAYABLE                                $  77,506   $  77,506       $ -        $ -        $ -
                                                                    =========   =========       ===        ===        ===
POSTPETITION SECURED DEBT                                                   -           -         -          -          -
POSTPETITION UNSECURED DEBT                                                 -           -         -          -          -
ACCRUED INTEREST PAYABLE                                                    -           -         -          -          -

                                                                       Exhibit C

                          Kentucky Electric Steel, Inc.
    Summary of Post Petition Liabilities - Trade Accounts Payables and Others
                                   May 3, 2003

                                           DATE           DATE          TOTAL          0-30       31-60      61-90    OVER
Accounts Payable                         INCURRED          DUE           DUE           DAYS        DAYS      DAYS    90 DAYS
----------------                         --------          ---           ---           ----        ----      ----    -------

Trade Accounts Payable
IVS Hyrdo                                 03/14/03       04/14/03      $ 2,175          $ -    $ 2,175   $     -      $   -
Hewlett-Packard Company                   04/29/03       05/29/03        2,179        2,179          -         -          -
IBM Corporation                           04/13/03       05/13/03        2,132        2,132          -         -          -
IBM Corporation                           04/13/03       05/13/03        1,382        1,382          -         -          -
IKON Office Solutions                     04/29/03       05/09/03           19           19          -         -          -
Browning Ferris Industries                05/01/03       05/31/03           67           73                    -          -
IKON Office Solutions                     04/30/03       05/10/03          637          344          -         -          -
The Reserves Network                      04/29/03       05/29/03        1,113        1,113          -         -          -
The Reserves Network                      05/06/03       06/05/03          778          778          -         -          -
The Wackenhut Corporation                 04/27/03       05/27/03        1,069        1,069          -         -          -
The Wackenhut Corporation                 05/04/03       06/03/03        1,069        1,069          -         -          -
BHE Environmental, Inc.                   05/06/03       06/05/03        4,306        4,306          -         -          -
Marcum Material Handling                  05/05/03       06/05/03          850          850          -         -          -
NationsRent                               05/07/03       06/06/03        3,078        3,078          -         -          -
A T & T                                   05/01/03       05/01/03        2,835        2,835          -         -          -
Alltel                                    05/12/03       05/27/03          208          208          -         -          -
IBM Corporation                           04/13/03       05/13/03        1,382        1,382          -         -          -
Lightyear Statement                       05/01/03       05/31/03          697          697          -         -          -
Core Risk Services                        05/03/03       06/04/03        2,028        2,028          -         -          -
Ashland Office Supply                     04/08/03       05/08/03        1,040        1,040          -         -          -
Custom Data Services                      05/09/03       05/19/03          216          216          -         -          -
CSX                                       04/04/03       04/19/03       25,000       25,000          -         -          -
American Electric Power                   05/03/03       05/15/03       21,000       21,000
All Crane and Equipment Rental            05/02/03       05/05/03       14,310       14,310
                                                                       -------      -------    -------    -------   -------
                                      Trade Accounts Payable         $  89,568     $ 87,106    $ 2,175    $    -    $    -
                                                                       -------      -------    -------    -------   -------
Other
Accrued Health Benefits                  03/28/03          TBD          70,000       70,000          -          -        -
Accrued Professional Fees                02/05/03          TBD         555,317      555,317          -          -        -
Accrued Line of Credit Fee               03/28/03          TBD               -            -          -          -        -
Accrued sales leaseback transaction      03/28/03          TBD         319,289      109,466    109,466    100,357        -
                                                                       -------      -------    -------    -------   -------
                                      Other Accounts Payable         $ 944,606    $ 734,783   $109,466   $100,357      $ -
                                                                       -------      -------    -------    -------   -------
                                                                       -------      -------    -------    -------   -------
                                      Total Accounts Payable        $1,034,173    $ 821,889   $111,641   $100,357      $ -
                                                                       -------      -------    -------    -------   -------

CASE NAME: Kentucky
Electric Steel, Inc.              STATEMENT OF INCOME (LOSS)        FORM OPR - 5
                                                                        REV 2/90
CASE NUMBER: 03-10078             MONTH ENDED: APRIL

                                                                                                                FILING
                                                      FEBRUARY             MARCH               APRIL            TO DATE

NET REVENUE (INCOME)                                $ 2,600,739         $ 2,370,145         $ 1,782,455       $ 6,753,339
                                                  --------------      --------------      --------------     -------------
COST OF GOODS SOLD
       Materials                                              -                   -                   -                 -
                                                  --------------      --------------      --------------     -------------
       Labor - Direct                                         -                   -                   -                 -
                                                  --------------      --------------      --------------     -------------
       Manufacturing Overhead                                 -                   -                   -                 -
                                                  --------------      --------------      --------------     -------------
           TOTAL COST OF GOODS SOLD                  (3,089,476)         (6,532,328)         (2,521,368)      (12,143,172)
                                                  --------------      --------------      --------------     -------------
GROSS PROFIT                                                  -                   -                   -                 -
                                                  --------------      --------------      --------------     -------------
OPERATING EXPENSES                                            -                   -                   -                 -
                                                  --------------      --------------      --------------     -------------
       Selling and Marketing                                  -                   -                   -                 -
                                                  --------------      --------------      --------------     -------------
       General and Administrative                      (370,304)           (393,192)           (600,050)       (1,363,546)
                                                  --------------      --------------      --------------     -------------
       Other:                                                 -                                                         -
                       ---------------------      --------------      --------------      --------------     -------------
           TOTAL OPERATING EXPENSES                  $ (370,304)         $ (393,192)         $ (600,050)       (1,363,546)

INCOME BEFORE INTEREST, DEPRECIATION
       TAXES OR EXTRAORDINARY EXPENSES               $ (859,041)       $ (4,555,375)       $ (1,338,963)     $ (6,753,379)
                                                  --------------      --------------      --------------     -------------
INTEREST EXPENSE                                         (2,060)             (2,403)             (2,987)           (7,450)
                                                  --------------      --------------      --------------     -------------
MISCELLANEOUS                                                 -                   -                   2                 2
                                                  --------------      --------------      --------------     -------------
DEPRECIATION                                                  -                   -                   -                 -
                                                  --------------      --------------      --------------     -------------
INCOME TAX EXPENSE (BENEFIT)                                  -                   -                   -                 -
                                                  --------------      --------------      --------------     -------------
WRITE-OFF OF DEFERRED FINANCING FEE                    (545,404)                  -                   -          (545,404)
                                                  --------------      --------------      --------------     -------------
WRITE-OFF OF OTHER DEFERRED CHARGES                     (52,749)                  -                   -           (52,749)
                                                  --------------      --------------      --------------     -------------
EXTRAORDINARY INCOME (EXPENSE)   (1)                          -             537,969                   -           537,969
                                                  --------------      --------------      --------------     -------------
           NET INCOME (LOSS)                       $ (1,459,254)        $(4,019,809)        $(1,341,948)      $(6,821,011)
                                                  ==============      ==============      ==============     =============

(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.

CASE NAME: Kentucky
Electric Steel, Inc.      STATEMENT OF SOURCES AND USES OF CASH    FORM OPR - 6
CASE NUMBER: 03-10078     MONTH ENDED: APRIL                           REV 2/90

                                                                                                                 FILING
                                                            FEBRUARY              MARCH         APRIL           TO DATE
SOURCES OF CASH
  Income (Loss) From Operations                          $ (1,459,254)        $(4,019,809)   $(1,341,948)     $ (6,821,011)
                                                          -----------         -----------    -----------       -----------
       Add:  Depreciation, Amortization
       & Other Non-Cash Items                                 558,815            (537,969)             -            20,846
                                                          -----------         -----------    -----------       -----------
       CASH GENERATED FROM OPERATIONS                        (900,439)         (4,557,778)    (1,341,948)       (6,800,165)
                                                          -----------         -----------    -----------       -----------
  Add: Decrease in Assets:
            Accounts Receivable                             1,259,490           2,505,711      3,140,372         6,905,573
                                                          -----------         -----------    -----------       -----------
            Inventory                                       2,531,542           5,352,934      2,462,067        10,346,543
                                                          -----------         -----------    -----------       -----------
            Prepaid Expenses & Deposits                       350,110             581,381         69,875         1,001,366
                                                          -----------         -----------    -----------       -----------
            Property, Plant & Equipment                             -                   -              -                 -
                                                          -----------         -----------    -----------       -----------
            Other: Change in Other Long-Tem Assets              3,726              43,461              -            47,187
                                                          -----------         -----------    -----------       -----------
       Increase in Liabilities:
            Pre Petition Liabilities                                -                   -              -                 -
                                                          -----------         -----------    -----------       -----------
            Post Petition Liabilities                         497,818             244,841        164,274           906,933
                                                          -----------         -----------    -----------       -----------
       TOTAL SOURCES OF CASH (A)                          $ 3,742,247         $ 4,170,550    $ 4,494,641       $12,407,438
                                                          -----------         -----------    -----------       -----------
USES OF CASH
       Increase in Assets:
            Accounts Receivable                                   $ -                 $ -            $ -               $ -
                                                          -----------         -----------    -----------       -----------
            Inventory                                               -                   -              -                 -
                                                          -----------         -----------    -----------       -----------
            Prepaid Expenses & Deposits                             -                   -              -                 -
                                                          -----------         -----------    -----------       -----------
            Property, Plant & Equipment                             -                   -              -                 -
                                                          -----------         -----------    -----------       -----------
            Other accured expenses                                  -                                                    -
                                                          -----------         -----------    -----------       -----------
       Decrease in Liabilities:
            Pre Petition Liabilities                      $ 2,903,040         $ 4,811,310    $ 4,351,685       $12,066,035
                                                          -----------         -----------    -----------       -----------
            Post Petition Liabilities                               -                                                    -
                                                          -----------         -----------    -----------       -----------
       TOTAL USES OF CASH (B)                             $ 2,903,040         $ 4,811,310    $ 4,351,685       $12,066,035
                                                          -----------         -----------    -----------       -----------
NET SOURCE (USE) OF CASH (A-B=NET)                          $ 839,207          $ (640,760)    $  142,956         $ 341,404
                                                          -----------         -----------    -----------       -----------
CASH - BEGINNING BALANCE (See OPR-1)                      $ 1,092,575         $ 1,931,782    $ 1,291,022       $ 1,092,575
                                                          -----------         -----------    -----------       -----------
CASH - ENDING BALANCE (See OPR-1)                         $ 1,931,782         $ 1,291,022    $ 1,433,979       $ 1,433,979
                                                          ===========         ===========    ===========       ===========

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                            CASH DISBURSEMENT DETAIL

       Date                              Payee                        Amount
-----------------  ---------------------------------------------  ------------
Account #70936836 & 98239
        3/31/2003  IBM Auto Wire                                       $ 2,275
         4/2/2003  Wire Transfer - AFCO Credit                         100,000
         4/2/2003  Wire Transfer - AFCO Credit                         110,815
         4/2/2003  NCB Line of Credit Fee                                3,030
        4/11/2003  Alltel                                                  101
        4/11/2003  AT&T                                                  2,428
        4/11/2003  Boyd Co United Way                                       40
        4/11/2003  Browning Ferris Ind                                     361
        4/11/2003  CNA                                                     747
        4/11/2003  Cannonsburg Water District                            4,890
        4/11/2003  At&T Wireless Service                                   189
        4/11/2003  Collier Shannon Scott                                   344
        4/11/2003  Columbia Gas Of Kentucky                                 17
        4/11/2003  Community Trust Bank Na                                  50
        4/11/2003  Ceridian Employer Services                              954
        4/11/2003  Core Risk Services                                      384
        4/11/2003  CSX Transportation                                    2,370
        4/11/2003  Custom Data Systems                                     180
        4/11/2003  Department Of Tax And Revenue                         1,009
        4/11/2003  Farmer,Price,Hornsby &                                   90
        4/11/2003  IBM Corporation                                       1,929
        4/11/2003  IKON Office Solutions                                   655
        4/11/2003  IOS Capital                                             379
        4/11/2003  Kenesco Employees Credit Union                        2,323
        4/11/2003  American Electric Power                               1,602
        4/11/2003  Levee Lift Inc                                        5,830
        4/11/2003  Metlife                                                  24
        4/11/2003  Professional Maintenance                              1,239
        4/11/2003  Reic                                                    432
        4/11/2003  The Reserves Network                                  2,450
        4/11/2003  Storage On The Spot Inc.                                466
        4/11/2003  The Wackenhut Corporation                             2,496
        4/11/2003  Tres Of State Of Ohio                                    62
        4/11/2003  Treasurer Ky Unemp. Ins Fund                         38,267
        4/23/2003  NCB Bank Charges                                      1,608
        4/24/2003  American Electric Power                              93,594
        4/25/2003  Acorn Energy Services Inc                             5,916
        4/25/2003  Alltel                                                  208
        4/25/2003  Ashland Office Supply                                   114
        4/25/2003  AT&T                                                  1,168
        4/25/2003  AT&T                                                     23
        4/25/2003  AT&T                                                  1,053
        4/25/2003  BHE Environmental Inc                                 4,361
        4/25/2003  AT&T Wireless Service                                 1,349
        4/25/2003  Collier Shannon Scott                                   275
        4/25/2003  Columbia Gas Of Kentucky                              4,613
        4/25/2003  Ceridian Employer Services                              162
        4/25/2003  IBM Corporation                                       2,275
        4/25/2003  IKON Office Solutions                                   424
        4/25/2003  IOS Capital                                           2,231
        4/25/2003  American Electric Power                                 964
        4/25/2003  Lightyear Communications                              1,272
        4/25/2003  Marcum Material Handling                                760
        4/25/2003  Nations Rent                                          3,078

                            CASH DISBURSEMENT DETAIL

       Date                              Payee                        Amount
-----------------  ---------------------------------------------  ------------
        4/25/2003  Nelson Technologies Inc                               1,590
        4/25/2003  North American Steel Alliance                         1,795
        4/25/2003  The Reserves Network                                  3,255
        4/25/2003  The Wackenhut Corporation                             2,122
        4/25/2003  Xerox Corp                                               99
        4/30/2003  IBM Auto Wire                                         2,275
        4/30/2003  Wire Transfer - AFCO Credit                         100,000
        4/30/2003  Wire Transfer - AFCO Credit                         110,815
         5/2/2003  Southern Alloy                                          288
         5/2/2003  Alltel                                                5,315
         5/2/2003  Alltel                                                  101
         5/2/2003  Cna                                                     481
         5/2/2003  Cannonsburg Water District                            4,890
         5/2/2003  Ceridian Employer Services                              283
         5/2/2003  Department Of Tax And Revenue                           324
         5/2/2003  American Electric Power                                 102
         5/2/2003  Levee Lift Inc                                        5,830
         5/2/2003  Metlife                                                  12
         5/2/2003  PBCC                                                     69
         5/2/2003  The Reserves Network                                    798
         5/2/2003  Richeys                                                  45
         5/2/2003  Storage On The Spot Inc.                                466
         5/2/2003  The Wackenhut Corporation                             3,978
         5/2/2003  U.S. Trustee                                            250
         5/2/2003  Unity Communications Inc                              1,248
          Various  FedEx                                                   231
                                                          --------------------
                                                                     $ 660,540
                                                          --------------------

Account 626225676 & 626225668
        3/12/2003  Bank Service Charge - Feb                             $ 161
        3/31/2003  Manual Check to Ruby Yates                              613
        3/31/2003  Bank Service Charge - Feb                                 6
         4/1/2003  Wire Transfer - Sales and Use Tax - (March)           5,800
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 8             6,677
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 8            28,406
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 8             6,677
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 7             2,842
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 7             6,167
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 7             2,842
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 6               155
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 6               174
         4/2/2003  Transfer 941 P/R Taxes Hourly Deposit # 6               155
        4/10/2003  Wire Transfer - Sales and Use Tax - (April)           7,782
        4/10/2003  Transfer KIT Withholding                             17,576
        4/10/2003  Bank Service Charge - March                              60
        4/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 1             1,650
        4/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 1             4,805
        4/18/2003  Transfer 941 P/R Taxes Hourly Deposit # 1             1,650
        4/18/2003  Transfer 1st Qrt 2003 Fed Unemployemnt Tax            4,179
        4/18/2003  Transfer KIT Withholding                              1,256
        4/23/2003  Transfer 941 P/R Taxes Hourly Deposit # 2               343
        4/23/2003  Transfer 941 P/R Taxes Hourly Deposit # 2             1,460
        4/23/2003  Transfer 941 P/R Taxes Hourly Deposit # 2               343
        4/30/2003  Transfer 941 P/R Taxes Hourly Deposit # 3               866
        4/30/2003  Transfer 941 P/R Taxes Hourly Deposit # 3             3,122

                            CASH DISBURSEMENT DETAIL

       Date                              Payee                        Amount
-----------------  ---------------------------------------------  ------------
        4/30/2003  Transfer 941 P/R Taxes Hourly Deposit # 3               866
        4/30/2003  Transfer KIT Withholding                              1,057
                                                        ----------------------
                                                                     $ 107,687
                                                        ----------------------

Account #73404006
        3/31/2003  Salary Payroll - Retention Bonus                   $ 63,973
        3/31/2003  Salary Payroll                                       24,740
        4/15/2003  Salary Payroll                                       17,473
        4/18/2003  Salary Payroll                                        4,467
         5/2/2003  Bank Service Charge - March and April                   566
                                                         ---------------------
                                                                     $ 111,220
                                                         ---------------------

Account #73404022
         5/2/2003  Bank Service Charge - March and April                 $ 893
                                                       -----------------------
                                                                         $ 893
                                                       -----------------------

Account # 39353008
         4/3/2003  Jeb Ryder                                           $ 1,080
         4/7/2003  Jeb Ryder                                               240
         4/7/2003  Ruby Yates                                              240
        4/30/2003  Payroll - Salaried                                   11,506
         5/2/2003  Payroll - Retention Bonus                             3,379
                                                       -----------------------
                                                                      $ 16,445
                                                       -----------------------

                                                       -----------------------
                                                 Total               $ 896,785
                                                       =======================

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
Account #754119200
         4/7/2003  A M Castle    Hy Alloy Steel                        $ 2,749
         4/7/2003  A M Castle    Hy Alloy Steel                          2,749
         4/7/2003  A M Castle    Hy Alloy Steel                          2,749
         4/7/2003  A M Castle    Hy Alloy Steel                          2,259
         4/2/2003  Alro Steel Corp                                      20,806
         4/2/2003  Alro Steel Corp                                      17,046
         4/2/2003  Alro Steel Corp                                       3,546
         4/2/2003  Alro Steel Corp                                      15,200
         4/2/2003  Alro Steel Corp                                       1,294
         4/2/2003  Alro Steel Corp                                       1,517
         4/2/2003  Alro Steel Corp                                       1,310
         4/2/2003  Alro Steel Corp                                         864
         4/2/2003  Alro Steel Corp                                       2,649
         4/2/2003  Alro Steel Corp                                       2,649
         5/1/2003  Alro Steel Corp                                         729
         5/1/2003  Alro Steel Corp                                       7,104
         4/1/2003  American Compressed                                 280,334
         4/4/2003  American Compressed                                 205,654
         4/7/2003  American Compressed                                  51,827
         4/8/2003  American Compressed                                 137,773
         4/9/2003  American Compressed                                  35,587
        4/10/2003  American Compressed                                 155,467
         4/1/2003  Atlantic Broom Service Inc                            7,223
         4/1/2003  Atlantic Broom Service Inc                            7,833
         4/1/2003  Atlantic Broom Service Inc                            7,799
         4/1/2003  Atlantic Broom Service Inc                            7,280
         4/7/2003  Beall Manufacturing                                   3,576
         4/9/2003  Beall Manufacturing                                   8,865
        4/21/2003  Beall Manufacturing                                   7,346
        4/25/2003  Beall Manufacturing                                   2,169
         5/2/2003  Beall Manufacturing                                   8,513
         4/2/2003  Benjamin Steel                                          785
         4/2/2003  Benjamin Steel                                        1,532
         4/2/2003  Benjamin Steel                                        1,148
         4/2/2003  Benjamin Steel                                        1,914
         4/2/2003  Benjamin Steel                                        2,530
        4/22/2003  Benjamin Steel                                          714
        4/22/2003  Benjamin Steel                                          510
        4/22/2003  Benjamin Steel                                          367
        4/22/2003  Benjamin Steel                                        1,836
        4/22/2003  Benjamin Steel                                          734
        4/22/2003  Benjamin Steel                                          736
        4/22/2003  Benjamin Steel                                        1,754
        4/23/2003  Benjamin Steel                                        5,128
         4/3/2003  Bill Gerak                                            6,300
         4/3/2003  Bill Gerak                                            3,683
         4/2/2003  Bucyrus Blades Incorporated                           6,456
         5/2/2003  Bucyrus Blades Incorporated                           5,661
         5/2/2003  Bucyrus Blades Incorporated                           5,661
         5/2/2003  Bucyrus Blades Incorporated                           5,661
        4/23/2003  Cascade Corporation                                  11,288
        4/28/2003  Ceco Buildings - Eastern                              3,421

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/28/2003  Ceco Buildings - Eastern                                815
        4/28/2003  Ceco Buildings - Eastern                              2,492
        4/28/2003  Ceco Buildings - Eastern                              2,161
        4/28/2003  Ceco Buildings - Eastern                              4,926
        4/28/2003  Ceco Buildings - Eastern                              2,158
        4/28/2003  Ceco Buildings - Eastern                              2,054
         4/2/2003  Ceco Buildings - Southern                             2,270
         4/2/2003  Ceco Buildings - Southern                             2,295
        4/23/2003  Ceco Buildings - Southern                             3,156
         4/2/2003  Central Steel And Wire Co Il                          5,282
         4/2/2003  Central Steel And Wire Co Il                          3,704
         4/2/2003  Central Steel And Wire Co Il                            863
         4/2/2003  Central Steel And Wire Co Il                            705
         4/2/2003  Central Steel And Wire Co Il                            638
         4/2/2003  Central Steel And Wire Co Il                          4,405
         4/2/2003  Central Steel And Wire Co Il                          5,428
         4/2/2003  Central Steel And Wire Co Il                          5,441
         4/2/2003  Central Steel And Wire Co Il                          3,982
         4/2/2003  Central Steel And Wire Co Il                          2,772
         4/2/2003  Central Steel And Wire Co Il                          5,057
         4/2/2003  Central Steel And Wire Co Il                            377
         4/2/2003  Contractors Steel Company                             8,756
         4/2/2003  Contractors Steel Company                             2,310
         4/2/2003  Contractors Steel Company                             6,426
         4/2/2003  Contractors Steel Company                             6,481
         4/2/2003  Contractors Steel Company                             6,569
         4/2/2003  Contractors Steel Company                             5,783
         4/2/2003  Contractors Steel Company                             7,462
         4/2/2003  Contractors Steel Company                             6,129
         4/2/2003  Contractors Steel Company                             6,151
         4/2/2003  Contractors Steel Company                             6,150
         4/2/2003  Contractors Steel Company                             7,269
         4/2/2003  Contractors Steel Company                             5,288
         4/2/2003  Contractors Steel Company                             6,036
         4/2/2003  Contractors Steel Company                            10,948
         4/2/2003  Contractors Steel Company                             5,741
         4/2/2003  Contractors Steel Company                             5,288
         4/2/2003  Contractors Steel Company                             5,552
         4/2/2003  Contractors Steel Company                             5,686
         4/2/2003  Contractors Steel Company                             6,316
         4/2/2003  Contractors Steel Company                               459
         4/2/2003  Contractors Steel Company                             7,930
         4/2/2003  Contractors Steel Company                             5,475
         5/1/2003  Contractors Steel Company                             5,046
         5/1/2003  Contractors Steel Company                             9,584
         5/1/2003  Contractors Steel Company                             5,451
         5/1/2003  Contractors Steel Company                             5,484
         5/1/2003  Contractors Steel Company                             5,982
         5/1/2003  Contractors Steel Company                             5,647
         5/1/2003  Contractors Steel Company                             5,495
         5/1/2003  Contractors Steel Company                             5,145
         5/1/2003  Contractors Steel Company                             5,586
         4/1/2003  Crawford Metal Corporation                            1,518

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
         4/1/2003  Crawford Metal Corporation                            1,147
         4/1/2003  Crawford Metal Corporation                            3,617
         4/2/2003  Crown Steel Sales Inc                                 3,513
         4/2/2003  Crown Steel Sales Inc                                 3,685
         4/2/2003  Crown Steel Sales Inc                                 1,334
        4/22/2003  Crown Steel Sales Inc                                 7,482
        4/22/2003  Crown Steel Sales Inc                                 3,012
        4/22/2003  Crown Steel Sales Inc                                 1,740
         4/7/2003  Crucible Speciality Metal Co                          7,547
         4/7/2003  Crucible Speciality Metal Co                         10,188
         4/7/2003  Crucible Speciality Metal Co                          4,392
         4/7/2003  Crucible Speciality Metal Co                          5,003
        4/22/2003  Dakota Manufacturing Co                               4,847
         4/7/2003  Dayton Parts                                          5,272
         4/7/2003  Dayton Parts                                          3,422
         4/7/2003  Dayton Parts                                          6,412
         4/7/2003  Dayton Parts                                          1,817
         4/7/2003  Dayton Parts                                          1,124
         4/7/2003  Dayton Parts                                          3,537
         4/7/2003  Dayton Parts                                          3,558
         4/7/2003  Dayton Parts                                          8,071
         4/7/2003  Dayton Parts                                          8,141
         4/7/2003  Dayton Parts                                          8,904
         4/7/2003  Dayton Parts                                          9,132
         4/7/2003  Dayton Parts                                          8,543
         4/7/2003  Dayton Parts                                          8,978
         4/7/2003  Dayton Parts                                          8,082
        4/15/2003  Debro Steel                                           6,057
        4/15/2003  Debro Steel                                           1,248
        4/15/2003  Debro Steel                                           6,323
        4/15/2003  Debro Steel                                           6,323
        4/15/2003  Debro Steel                                           1,714
        4/15/2003  Debro Steel                                           6,536
         4/9/2003  Denman And Davis                                      5,583
        4/21/2003  Doepker Industries                                    5,629
        4/21/2003  Doepker Industries                                    1,732
        4/21/2003  Doepker Industries                                    2,886
        4/11/2003  Earle M Jorgensen Co (Emj)                           12,325
        4/23/2003  Earle M Jorgensen Co                                 12,203
         4/4/2003  Earle M Jorgensen Co                                 11,968

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/11/2003  Earle M Jorgensen Co                                 11,756
         4/4/2003  Earle M Jorgensen Co                                 11,437
         4/4/2003  Earle M Jorgensen Co                                 10,735
         4/4/2003  Earle M Jorgensen Co                                 10,697
         4/4/2003  Earle M Jorgensen Co                                 10,691
        4/11/2003  Earle M Jorgensen Co (Emj)                           10,534
        4/21/2003  Earle M Jorgensen Co (Emj)                           10,498
        4/21/2003  Earle M Jorgensen Company                            10,325
        4/11/2003  Earle M Jorgensen Co                                 10,026
        4/21/2003  Earle M Jorgensen Co (Emj)                            9,746
        4/21/2003  Earle M Jorgensen Company                             9,407
        4/21/2003  Earle M Jorgensen Company                             9,312
         4/4/2003  Earle M Jorgensen Co                                  9,257
         4/4/2003  Earle M Jorgensen Co                                  8,827
         4/4/2003  Earle M Jorgensen Co                                  8,667
        4/21/2003  Earle M Jorgensen Company                             8,376
        4/23/2003  Earle M Jorgensen Co                                  8,203
        4/21/2003  Earle M Jorgensen Company                             8,175
         4/4/2003  Earle M Jorgensen Co                                  7,883
        4/11/2003  Earle M Jorgensen Co                                  7,824
         4/4/2003  Earle M Jorgensen Co                                  7,771
        4/21/2003  Earle M Jorgensen Company                             7,701
        4/23/2003  Earle M Jorgensen Co                                  7,668
        4/21/2003  Earle M Jorgensen Company                             7,563
        4/23/2003  Earle M Jorgensen Co                                  7,507
        4/23/2003  Earle M Jorgensen Co                                  7,412
         4/4/2003  Earle M Jorgensen Co (Emj)                            7,355
         4/4/2003  Earle M Jorgenson Co (Emj)                            7,337
        4/23/2003  Earle M Jorgensen Co                                  7,229
        4/11/2003  Earle M Jorgensen Co                                  7,212
         4/4/2003  Earle M Jorgensen Co                                  7,141
        4/11/2003  Earle M Jorgensen Co                                  7,134
        4/11/2003  Earle M Jorgensen Co                                  7,060
        4/21/2003  Earle M Jorgensen Company                             7,049
         4/4/2003  Earle M Jorgenson Co (Emj)                            7,001
        4/11/2003  Earle M Jorgensen Co                                  6,989
        4/11/2003  Earle M Jorgensen Co                                  6,977
        4/21/2003  Earle M Jorgensen Company                             6,793
        4/11/2003  Earle M Jorgensen Co                                  6,700
        4/11/2003  Earle M Jorgenson Co (Emj)                            6,584
        4/11/2003  Earle M Jorgensen Co                                  6,565
        4/11/2003  Earle M Jorgenson Co (Emj)                            6,491
        4/11/2003  Earle M Jorgensen Co (Emj)                            6,388
        4/21/2003  Earle M Jorgensen Company                             6,377
         4/4/2003  Earle M Jorgensen Co (Emj)                            6,376
         4/4/2003  Earle M Jorgensen Co                                  6,365
        4/21/2003  Earle M Jorgensen Company                             6,362
        4/21/2003  Earle M Jorgensen Company                             6,334
        4/21/2003  Earle M Jorgensen Company                             6,308
        4/21/2003  Earle M Jorgensen Company                             6,284
        4/23/2003  Earle M Jorgensen Co                                  6,152
        4/11/2003  Earle M Jorgensen Co                                  6,083
        4/21/2003  Earle M Jorgensen Company                             5,934
        4/11/2003  Earle M Jorgensen Co (Emj)                            5,915
        4/23/2003  Earle M Jorgensen Co                                  5,836
        4/11/2003  Earle M Jorgensen Co                                  5,774
        4/11/2003  Earle M Jorgensen Co                                  5,773
        4/23/2003  Earle M Jorgensen Co                                  5,657
         4/4/2003  Earle M Jorgenson Co (Emj)                            5,564
        4/11/2003  Earle M Jorgensen Co                                  5,556
        4/11/2003  Earle M Jorgensen Co                                  5,549
        4/21/2003  Earle M Jorgensen Company                             5,543
        4/21/2003  Earle M Jorgensen Company                             5,538
        4/11/2003  Earle M Jorgensen Co                                  5,508
        4/21/2003  Earle M Jorgensen Company                             5,501
        4/23/2003  Earle M Jorgensen Co                                  5,477

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/21/2003  Earle M Jorgenson Co (Emj)                            5,437
        4/11/2003  Earle M Jorgensen Co                                  5,343
        4/23/2003  Earle M Jorgensen Co                                  5,337
        4/11/2003  Earle M Jorgensen Co (Emj)                            5,307
        4/11/2003  Earle M Jorgensen Co                                  5,270
        4/21/2003  Earle M Jorgensen Company                             5,233
         4/4/2003  Earle M Jorgensen Co (Emj)                            5,211
        4/11/2003  Earle M Jorgensen Co (Emj)                            5,185
        4/21/2003  Earle M Jorgensen Company                             5,163
        4/11/2003  Earle M Jorgensen Co (Emj)                            5,065
        4/21/2003  Earle M Jorgensen Company                             4,920
        4/11/2003  Earle M Jorgensen Co                                  4,905
        4/23/2003  Earle M Jorgensen Co                                  4,896
        4/21/2003  Earle M Jorgensen Company                             4,786
        4/21/2003  Earle M Jorgensen Company                             4,628
        4/11/2003  Earle M Jorgensen Co                                  4,602
        4/11/2003  Earle M Jorgenson Co (Emj)                            4,564
        4/11/2003  Earle M Jorgensen Co                                  4,539
        4/21/2003  Earle M Jorgensen Company                             4,481
        4/11/2003  Earle M Jorgensen Co                                  4,401
        4/23/2003  Earle M Jorgensen Co                                  4,270
        4/21/2003  Earle M Jorgensen Company                             4,228
        4/21/2003  Earle M Jorgensen Company                             4,219
        4/11/2003  Earle M Jorgensen Co                                  4,213
        4/11/2003  Earle M Jorgensen Co                                  4,158
        4/23/2003  Earle M Jorgensen Co                                  4,150
        4/21/2003  Earle M Jorgensen Company                             4,075
         4/4/2003  Earle M Jorgensen Co (Emj)                            4,053
        4/11/2003  Earle M Jorgensen Co (Emj)                            3,975
        4/11/2003  Earle M Jorgenson Co (Emj)                            3,968
        4/23/2003  Earle M Jorgensen Co                                  3,757
        4/11/2003  Earle M Jorgensen Co (Emj)                            3,725
        4/11/2003  Earle M Jorgensen Co                                  3,715
        4/23/2003  Earle M Jorgensen Co                                  3,701
        4/11/2003  Earle M Jorgensen Co                                  3,677
        4/21/2003  Earle M Jorgensen Company                             3,675
        4/23/2003  Earle M Jorgensen Co (Emj)                            3,628
        4/23/2003  Earle M Jorgensen Co (Emj)                            3,487
         4/4/2003  Earle M Jorgensen Co (Emj)                            3,467
        4/11/2003  Earle M Jorgensen Co                                  3,439
        4/23/2003  Earle M Jorgensen Co                                  3,347
        4/11/2003  Earle M Jorgensen Co                                  3,270
        4/21/2003  Earle M Jorgensen Company                             3,112
        4/11/2003  Earle M Jorgensen Co (Emj)                            3,106
        4/21/2003  Earle M Jorgensen Company                             3,082
        4/21/2003  Earle M Jorgensen Company                             3,067
        4/11/2003  Earle M Jorgensen Co (Emj)                            3,040
         4/4/2003  Earle M Jorgensen Co (Emj)                            3,021
         4/4/2003  Earle M Jorgensen Co                                  2,985
        4/11/2003  Earle M Jorgensen Co (Emj)                            2,948
        4/21/2003  Earle M Jorgensen Company                             2,945
         4/4/2003  Earle M Jorgensen Co (Emj)                            2,756
        4/11/2003  Earle M Jorgensen Co (Emj)                            2,753

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/21/2003  Earle M Jorgensen Company                             2,752
         4/4/2003  Earle M Jorgensen Co                                  2,713
        4/21/2003  Earle M Jorgensen Company                             2,675
        4/23/2003  Earle M Jorgensen Co (Emj)                            2,673
        4/21/2003  Earle M Jorgensen Company                             2,651
        4/21/2003  Earle M Jorgensen Co (Emj)                            2,625
        4/23/2003  Earle M Jorgensen Co                                  2,580
        4/11/2003  Earle M Jorgensen Co                                  2,575
        4/23/2003  Earle M Jorgensen Co                                  2,572
        4/23/2003  Earle M Jorgensen Co                                  2,572
         4/4/2003  Earle M Jorgensen Co (Emj)                            2,566
        4/11/2003  Earle M Jorgensen Co                                  2,550
        4/21/2003  Earle M Jorgensen Company                             2,530
        4/21/2003  Earle M Jorgensen Company                             2,498
        4/11/2003  Earle M Jorgensen Co                                  2,470
        4/23/2003  Earle M Jorgensen Co                                  2,465
        4/11/2003  Earle M Jorgensen Co                                  2,447
        4/11/2003  Earle M Jorgensen Co                                  2,444
         4/4/2003  Earle M Jorgensen Co (Emj)                            2,390
        4/21/2003  Earle M Jorgensen Company                             2,380
        4/21/2003  Earle M Jorgensen Co (Emj)                            2,378
        4/23/2003  Earle M Jorgensen Co                                  2,369
        4/11/2003  Earle M Jorgensen Co (Emj)                            2,369
        4/21/2003  Earle M Jorgensen Company                             2,366
        4/21/2003  Earle M Jorgensen Company                             2,357
        4/21/2003  Earle M Jorgenson Co (Emj)                            2,320
        4/21/2003  Earle M Jorgensen Company                             2,291
        4/11/2003  Earle M Jorgensen Co (Emj)                            2,276
        4/11/2003  Earle M Jorgensen Co                                  2,208
        4/11/2003  Earle M Jorgensen Co (Emj)                            2,204
        4/11/2003  Earle M Jorgensen Co (Emj)                            2,199
        4/21/2003  Earle M Jorgensen Company                             2,193
        4/23/2003  Earle M Jorgensen Co (Emj)                            2,181
        4/23/2003  Earle M Jorgensen Co (Emj)                            2,146
        4/11/2003  Earle M Jorgensen Co                                  2,116
        4/21/2003  Earle M Jorgensen Co (Emj)                            2,109
        4/21/2003  Earle M Jorgensen Co (Emj)                            2,109
        4/23/2003  Earle M Jorgensen Co (Emj)                            2,095
        4/23/2003  Earle M Jorgensen Co                                  2,092
        4/21/2003  Earle M Jorgensen Company                             2,088
        4/11/2003  Earle M Jorgensen Co (Emj)                            2,072
        4/11/2003  Earl M. Jorgensen - Rochester                         2,069
        4/23/2003  Earle M Jorgensen Co                                  2,069
        4/11/2003  Earle M Jorgensen Co                                  2,067
        4/23/2003  Earle M Jorgensen Co (Emj)                            2,055
        4/11/2003  Earle M Jorgensen Co (Emj)                            2,001
        4/11/2003  Earle M Jorgensen Co (Emj)                            1,992
         4/4/2003  Earle M Jorgenson Co (Emj)                            1,989
        4/23/2003  Earle M Jorgensen Co (Emj)                            1,885
        4/21/2003  Earle M Jorgensen Company                             1,854
        4/11/2003  Earle M Jorgensen Co                                  1,839
        4/23/2003  Earle M Jorgensen Co                                  1,826
         4/4/2003  Earle M Jorgensen Co (Emj)                            1,753

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/23/2003  Earle M Jorgensen Co                                  1,744
        4/23/2003  Earle M Jorgensen Co (Emj)                            1,740
         4/4/2003  Earle M Jorgensen Co (Emj)                            1,738
        4/23/2003  Earle M Jorgensen Co                                  1,707
        4/11/2003  Earle M Jorgensen Co (Emj)                            1,700
        4/21/2003  Earle M Jorgensen Company                             1,696
        4/11/2003  Earle M Jorgensen Co                                  1,686
        4/11/2003  Earle M Jorgensen Co                                  1,668
        4/21/2003  Earle M Jorgensen Co (Emj)                            1,646
        4/11/2003  Earle M Jorgensen Co (Emj)                            1,620
        4/21/2003  Earle M Jorgenson Co (Emj)                            1,611
         4/4/2003  Earle M Jorgensen Co (Emj)                            1,586
        4/11/2003  Earle M Jorgensen Co (Emj)                            1,561
        4/11/2003  Earle M Jorgenson Co (Emj)                            1,525
        4/23/2003  Earle M Jorgensen Co                                  1,518
        4/23/2003  Earle M Jorgensen Co                                  1,499
        4/21/2003  Earle M Jorgensen Company                             1,492
        4/11/2003  Earle M Jorgensen Co                                  1,469
         4/4/2003  Earle M Jorgensen Co (Emj)                            1,464
        4/11/2003  Earle M Jorgensen Co (Emj)                               46
        4/30/2003  Erb  Roberts Inc                                      1,000
        4/10/2003  Fort Howard Steel                                     5,689
        4/10/2003  Fort Howard Steel                                     2,471
        4/10/2003  Fort Howard Steel                                     3,810
        4/10/2003  Fort Howard Steel                                     4,424
        4/10/2003  Fort Howard Steel                                     1,777
         4/2/2003  Gautier Steel, Ltd.                                   3,410
         4/2/2003  Gautier Steel, Ltd.                                   3,440
         4/2/2003  General Bearing Corp                                  8,834
         4/2/2003  General Bearing Corp                                  7,951
         4/2/2003  General Bearing Corp                                  8,098
        4/15/2003  Haultec Trailers                                     10,529
        4/11/2003  Hendrickson Spring                                    2,717
         5/1/2003  Hendrickson Spring                                    6,972
         5/1/2003  Hendrickson Spring                                    6,864
         5/1/2003  Hendrickson Spring                                    6,864
         5/1/2003  Hendrickson Spring                                    7,615
        4/18/2003  Hickman Williams & Company                           55,000
         5/1/2003  Impact Metal Products                                 6,553
         5/1/2003  Impact Metal Products                                 6,505
         5/1/2003  Impact Metal Products                                 6,553
         5/1/2003  Impact Metal Products                                 6,106
         5/1/2003  Impact Metal Products                                 6,553
        4/11/2003  Industrias Montacargas,S.A. De                       13,334
         4/2/2003  J Rubin & Co.                                           783
         4/2/2003  J Rubin & Co.                                         1,507
         4/2/2003  J Rubin & Co.                                           847
         4/2/2003  J Rubin & Co.                                         1,527
         4/2/2003  J Rubin & Co.                                         1,337
         4/2/2003  J Rubin & Co.                                         2,261
        4/11/2003  J Rubin & Co.                                           936
        4/11/2003  J Rubin & Co.                                           812
        4/11/2003  J Rubin & Co.                                         1,217

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/11/2003  J Rubin & Co.                                         1,688
        4/11/2003  J Rubin & Co.                                         1,130
        4/11/2003  J Rubin & Co.                                         1,196
        4/11/2003  J Rubin & Co.                                           764
        4/21/2003  J Rubin & Co.                                           987
        4/21/2003  J Rubin & Co.                                         1,279
        4/21/2003  J Rubin & Co.                                         1,368
        4/21/2003  J Rubin & Co.                                           690
        4/21/2003  J Rubin & Co.                                         1,853
        4/21/2003  J Rubin & Co.                                           764
        4/21/2003  J Rubin & Co.                                         1,727
        4/28/2003  J Rubin & Co.                                         2,849
        4/28/2003  J Rubin & Co.                                         2,700
        4/28/2003  J Rubin & Co.                                         2,489
        4/28/2003  J Rubin & Co.                                           681
        4/22/2003  J.T. Ryerson & Son Inc.                               1,369
         4/7/2003  Jeffrey Chain                                         1,554
         4/7/2003  Jeffrey Chain                                         1,664
         4/7/2003  Jeffrey Chain                                         2,262
         4/7/2003  Jeffrey Chain                                         5,103
         4/7/2003  Jeffrey Chain                                         4,370
        4/17/2003  Jeffrey Chain                                        11,422
        4/11/2003  Jorgensen Steel & Aluminum                            1,761
        4/11/2003  Jorgensen Steel & Aluminum                              567
        4/11/2003  Jorgensen Steel & Aluminum                              703
        4/11/2003  Jorgensen Steel & Aluminum                              657
        4/11/2003  Jorgensen Steel & Aluminum                            1,909
        4/11/2003  Jorgensen Steel & Aluminum                            5,794
        4/11/2003  Jorgensen Steel & Aluminum                              727
        4/11/2003  Jorgensen Steel & Aluminum                              885
        4/11/2003  Jorgensen Steel & Aluminum                            1,293
        4/11/2003  Jorgensen Steel & Aluminum                              727
        4/11/2003  Jorgensen Steel & Aluminum                            1,808
        4/11/2003  Jorgensen Steel & Aluminum                            1,353
        4/11/2003  Jorgensen Steel & Aluminum                            2,859
        4/11/2003  Jorgensen Steel & Aluminum                              592
        4/11/2003  Jorgensen Steel & Aluminum                            2,382
        4/11/2003  Jorgensen Steel & Aluminum                            1,266
        4/11/2003  Jorgensen Steel & Aluminum                            4,908
        4/11/2003  Jorgensen Steel & Aluminum                            1,147
        4/23/2003  Jorgensen Steel & Aluminum                            2,228
        4/23/2003  Jorgensen Steel & Aluminum                              556
        4/23/2003  Jorgensen Steel & Aluminum                              857
        4/23/2003  Jorgensen Steel & Aluminum                              774
        4/23/2003  Jorgensen Steel & Aluminum                              323
        4/23/2003  Jorgensen Steel & Aluminum                            1,453
        4/10/2003  KIUC                                                  8,738
         4/7/2003  Landoll Corp                                          2,249
         4/7/2003  Lapham Hickey Steel  Wi Divisi                       11,438
        4/10/2003  Leeco Steel Products  Inc                             5,000
         4/7/2003  Liebovich Steel & Aluminum Co                        10,875
        4/16/2003  Linale Mfg                                            5,303
        4/16/2003  Linale Mfg                                            2,920

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
         4/7/2003  Lodeking Industries                                   9,737
         4/7/2003  Lodeking Industries                                  10,151
        4/17/2003  Lodeking Industries                                   8,617
        4/17/2003  Marshall Steel Inc                                    6,880
        4/22/2003  Mcallister Spring Ltd                                 9,092
         4/7/2003  Mcsweeneys Inc                                        6,169
         4/7/2003  Mcsweeneys Inc                                        6,169
        4/28/2003  Mcsweeneys Inc                                        1,012
        4/17/2003  Montlevine Inc                                        5,514
        4/17/2003  Montlevine Inc                                        4,869
         5/2/2003  Niagara Cold Drawn Corp                              16,271
         5/2/2003  Niagara Cold Drawn Corp                              15,978
         4/2/2003  Niagara Cold Drawn Corp                              15,954
         5/2/2003  Niagara Cold Drawn Corp                              15,760
         5/2/2003  Niagara Cold Drawn Corp                              15,576
         5/2/2003  Niagara Cold Drawn Corp                              15,501
         4/2/2003  Niagara Cold Drawn Corp                              14,851
         4/2/2003  Niagara Cold Drawn Corp                              14,823
         5/2/2003  Niagara Cold Drawn Corp                              14,791
         4/2/2003  Niagara Cold Drawn Corp                              14,767
         4/2/2003  Niagara Cold Drawn Corp                              14,452
         5/2/2003  Niagara Cold Drawn Corp                              14,170
         5/2/2003  Niagara Cold Drawn Corp                              14,170
         4/2/2003  Niagara Cold Drawn Corp                              13,848
         4/2/2003  Niagara Cold Drawn Corp                              13,767
         4/2/2003  Niagara Cold Drawn Corp                              13,558
         5/2/2003  Niagara Cold Drawn Corp                              13,555
         4/2/2003  Niagara Cold Drawn Corp                              13,396
         4/2/2003  Niagara Cold Drawn Corp                              13,394
         5/2/2003  Niagara Cold Drawn Corp                              13,366
         5/2/2003  Niagara Cold Drawn Corp                              13,323
         4/2/2003  Niagara Cold Drawn Corp                              13,064
         4/2/2003  Niagara Cold Drawn Corp                              13,064
         4/2/2003  Niagara Cold Drawn Corp                              13,064
         5/2/2003  Niagara Cold Drawn Corp                              12,846
         5/2/2003  Niagara Cold Drawn Corp                              12,833
         5/2/2003  Niagara Cold Drawn Corp                              12,807
         4/2/2003  Niagara Cold Drawn Corp                              12,732
         5/2/2003  Niagara Cold Drawn Corp                              12,539
         4/2/2003  Niagara Cold Drawn Corp                              12,404
         4/2/2003  Niagara Cold Drawn Corp                              12,350
         4/2/2003  Niagara Cold Drawn Corp                              12,091
         4/2/2003  Niagara Cold Drawn Corp                              11,449
         5/2/2003  Niagara Cold Drawn Corp                              10,841
         4/2/2003  Niagara Cold Drawn Corp                               9,918
         5/2/2003  Niagara Cold Drawn Corp                               9,265
         5/2/2003  Niagara Cold Drawn Corp                               9,263
         5/2/2003  Niagara Cold Drawn Corp                               9,074
         4/2/2003  Niagara Cold Drawn Corp                               8,854
         5/2/2003  Niagara Cold Drawn Corp                               8,836
         5/2/2003  Niagara Cold Drawn Corp                               8,729
         5/2/2003  Niagara Cold Drawn Corp                               8,729
         5/2/2003  Niagara Cold Drawn Corp                               8,697

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
         4/2/2003  Niagara Cold Drawn Corp                               8,629
         5/2/2003  Niagara Cold Drawn Corp                               8,609
         4/2/2003  Niagara Cold Drawn Corp                               8,593
         5/2/2003  Niagara Cold Drawn Corp                               8,539
         5/2/2003  Niagara Cold Drawn Corp                               8,539
         4/2/2003  Niagara Cold Drawn Corp                               8,519
         4/2/2003  Niagara Cold Drawn Corp                               8,507
         5/2/2003  Niagara Cold Drawn Corp                               8,504
         5/2/2003  Niagara Cold Drawn Corp                               8,446
         5/2/2003  Niagara Cold Drawn Corp                               8,446
         4/2/2003  Niagara Cold Drawn Corp                               8,444
         5/2/2003  Niagara Cold Drawn Corp                               8,188
         4/2/2003  Niagara Cold Drawn Corp                               8,150
         5/2/2003  Niagara Cold Drawn Corp                               8,129
         5/2/2003  Niagara Cold Drawn Corp                               8,099
         4/2/2003  Niagara Cold Drawn Corp                               7,905
         5/2/2003  Niagara Cold Drawn Corp                               7,882
         4/2/2003  Niagara Cold Drawn Corp                               7,874
         5/2/2003  Niagara Cold Drawn Corp                               7,870
         5/2/2003  Niagara Cold Drawn Corp                               7,841
         5/2/2003  Niagara Cold Drawn Corp                               7,817
         5/2/2003  Niagara Cold Drawn Corp                               7,783
         5/2/2003  Niagara Cold Drawn Corp                               7,783
         4/2/2003  Niagara Cold Drawn Corp                               7,774
         4/2/2003  Niagara Cold Drawn Corp                               7,769
         4/2/2003  Niagara Cold Drawn Corp                               7,702
         4/2/2003  Niagara Cold Drawn Corp                               7,702
         4/2/2003  Niagara Cold Drawn Corp                               7,694
         5/2/2003  Niagara Cold Drawn Corp                               7,676
         4/2/2003  Niagara Cold Drawn Corp                               7,676
         4/2/2003  Niagara Cold Drawn Corp                               7,674
         5/2/2003  Niagara Cold Drawn Corp                               7,674
         4/2/2003  Niagara Cold Drawn Corp                               7,608
         4/2/2003  Niagara Cold Drawn Corp                               7,585
         5/2/2003  Niagara Cold Drawn Corp                               7,565
         5/2/2003  Niagara Cold Drawn Corp                               7,562
         5/2/2003  Niagara Cold Drawn Corp                               7,562
         5/2/2003  Niagara Cold Drawn Corp                               7,557
         5/2/2003  Niagara Cold Drawn Corp                               7,486
         4/2/2003  Niagara Cold Drawn Corp                               7,466
         5/2/2003  Niagara Cold Drawn Corp                               7,462
         5/2/2003  Niagara Cold Drawn Corp                               7,442
         4/2/2003  Niagara Cold Drawn Corp                               7,401
         5/2/2003  Niagara Cold Drawn Corp                               7,401
         5/2/2003  Niagara Cold Drawn Corp                               7,367
         5/2/2003  Niagara Cold Drawn Corp                               7,367
         5/2/2003  Niagara Cold Drawn Corp                               7,367
         5/2/2003  Niagara Cold Drawn Corp                               7,367
         5/2/2003  Niagara Cold Drawn Corp                               7,367
         4/2/2003  Niagara Cold Drawn Corp                               7,304
         5/2/2003  Niagara Cold Drawn Corp                               7,281
         5/2/2003  Niagara Cold Drawn Corp                               7,281
         5/2/2003  Niagara Cold Drawn Corp                               7,255

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
         5/2/2003  Niagara Cold Drawn Corp                               7,238
         4/2/2003  Niagara Cold Drawn Corp                               7,174
         5/2/2003  Niagara Cold Drawn Corp                               7,153
         4/2/2003  Niagara Cold Drawn Corp                               7,148
         5/2/2003  Niagara Cold Drawn Corp                               7,148
         4/2/2003  Niagara Cold Drawn Corp                               7,097
         4/2/2003  Niagara Cold Drawn Corp                               7,031
         4/2/2003  Niagara Cold Drawn Corp                               7,027
         4/2/2003  Niagara Cold Drawn Corp                               7,025
         4/2/2003  Niagara Cold Drawn Corp                               7,025
         4/2/2003  Niagara Cold Drawn Corp                               7,025
         5/2/2003  Niagara Cold Drawn Corp                               7,016
         5/2/2003  Niagara Cold Drawn Corp                               7,016
         4/2/2003  Niagara Cold Drawn Corp                               6,989
         5/2/2003  Niagara Cold Drawn Corp                               6,942
         5/2/2003  Niagara Cold Drawn Corp                               6,942
         5/2/2003  Niagara Cold Drawn Corp                               6,866
         5/2/2003  Niagara Cold Drawn Corp                               6,859
         5/2/2003  Niagara Cold Drawn Corp                               6,859
         5/2/2003  Niagara Cold Drawn Corp                               6,859
         5/2/2003  Niagara Cold Drawn Corp                               6,859
         4/2/2003  Niagara Cold Drawn Corp                               6,828
         5/2/2003  Niagara Cold Drawn Corp                               6,707
         5/2/2003  Niagara Cold Drawn Corp                               6,634
         5/2/2003  Niagara Cold Drawn Corp                               6,630
         5/2/2003  Niagara Cold Drawn Corp                               6,568
         5/2/2003  Niagara Cold Drawn Corp                               6,537
         5/2/2003  Niagara Cold Drawn Corp                               4,498
         4/2/2003  Obrien Steel Service                                    117
         4/2/2003  Obrien Steel Service                                 10,658
         4/2/2003  Obrien Steel Service                                 11,714
        4/21/2003  Oneal Steel Inc                                       1,403
        4/22/2003  Oneal Steel Inc                                       1,547
        4/22/2003  Oneal Steel Inc                                       2,296
        4/28/2003  Oneal Steel Inc                                       3,575
        4/28/2003  Oneal Steel Inc                                         817
        4/28/2003  Oneal Steel Inc                                         808
        4/28/2003  Oneal Steel Inc                                       2,754
        4/10/2003  Precise Manufacturing & Engine                       10,151
         4/3/2003  Pro Trade Steel Company                             185,650
        4/10/2003  Pro Trade Steel Company                              21,446
         5/2/2003  Protrade                                            273,775
         4/1/2003  Quanex Corporation                                        2
         4/7/2003  R P Foster Inc                                        3,074
         4/7/2003  R P Foster Inc                                        6,665
        4/10/2003  Rockwell American Manufacturin                        7,321
         4/2/2003  Ryerson Tull                                          3,914
        4/14/2003  Ryerson Tull                                          5,725
        4/14/2003  Ryerson Tull                                          2,994
        4/22/2003  Ryerson Tull                                          3,557
        4/22/2003  Ryerson Tull                                          2,587
        4/22/2003  Ryerson Tull                                          1,457
        4/22/2003  Ryerson Tull                                          1,163

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/22/2003  Ryerson Tull                                          1,495
        4/30/2003  Ryerson Tull                                          3,303
        4/30/2003  Ryerson Tull                                          1,343
        4/30/2003  Ryerson Tull                                          5,449
        4/30/2003  Ryerson Tull                                          1,803
        4/30/2003  Ryerson Tull                                          3,186
        4/30/2003  Ryerson Tull                                          1,564
        4/30/2003  Ryerson Tull                                          1,261
        4/30/2003  Ryerson Tull                                          1,889
         4/2/2003  Ryerson Tull Procurement Corp                           871
         5/2/2003  Ryerson Tull Procurement Corp                         2,675
         4/2/2003  Ryerson/ Tull Procurement Corp                        5,990
         4/2/2003  Ryerson/ Tull Procurement Corp                        5,990
        4/16/2003  Sheffield Steel, Corp.                                4,097
        4/16/2003  Sheffield Steel, Corp.                                4,140
        4/16/2003  Sheffield Steel, Corp.                                4,104
        4/16/2003  Sheffield Steel, Corp.                                4,111
        4/16/2003  Sheffield Steel, Corp.                                4,039
        4/21/2003  Sheffield Steel, Corp.                                4,122
        4/21/2003  Sheffield Steel, Corp.                                4,115
        4/21/2003  Sheffield Steel, Corp.                                4,095
        4/22/2003  Sheffield Steel, Corp.                                3,576
        4/22/2003  Sheffield Steel, Corp.                                3,657
        4/10/2003  Siskin Steel  Supply                                  4,372
        4/10/2003  Siskin Steel  Supply                                  3,790
        4/10/2003  Siskin Steel  Supply                                  1,961
        4/10/2003  Siskin Steel  Supply                                  1,197
         5/1/2003  Siskin Steel  Supply                                  1,631
         5/1/2003  Siskin Steel  Supply                                  1,703
         5/1/2003  Siskin Steel  Supply                                  1,777
         5/1/2003  Siskin Steel  Supply                                  1,594
        4/10/2003  Siskin Steel Supply                                   3,759
        4/10/2003  Siskin Steel Supply                                     818
        4/10/2003  Siskin Steel Supply                                   3,868
         5/1/2003  Siskin Steel Supply                                   1,927
         5/1/2003  Siskin Steel Supply                                   2,474
         5/1/2003  Siskin Steel Supply                                   1,807
         5/1/2003  Siskin Steel Supply                                   1,907
         5/1/2003  Siskin Steel Supply                                   1,917
         5/1/2003  Siskin Steel Supply                                   3,022
         5/1/2003  Siskin Steel Supply                                   2,351
         5/1/2003  Siskin Steel Supply                                     794
         4/2/2003  Southeastern Forge Inc                                  861
         4/2/2003  Southeastern Forge Inc                                6,116
         4/2/2003  Southeastern Forge Inc                                1,656
        4/17/2003  Southeastern Forge Inc                                  997
        4/17/2003  Southeastern Forge Inc                                7,520
        4/22/2003  Southeastern Forge Inc                                1,974
        4/28/2003  Steel And Pipe Supply Inc                               122
        4/10/2003  Suspensiones Dsp,Sa De Cv                             4,594
        4/17/2003  Timberline Steel                                      4,527
        4/15/2003  Titan Trailers Inc                                   11,615
        4/10/2003  Transcraft Corp                                      19,129

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/28/2003  Transcraft Corp                                      18,541
        4/10/2003  Tri State Radiology                                      70
        4/10/2003  Tri State Radiology                                     105
         4/2/2003  Triangle Auto Spring                                  4,179
         4/2/2003  Triangle Auto Spring                                  3,916
         4/2/2003  Triangle Auto Spring                                  6,403
         4/2/2003  Triangle Auto Spring                                  6,264
         4/2/2003  Triangle Auto Spring                                  7,187
         4/2/2003  Triangle Auto Spring                                  7,187
         4/2/2003  Triangle Auto Spring                                  1,219
         4/2/2003  Triangle Auto Spring                                  3,633
         4/2/2003  Triangle Auto Spring                                  2,396
         4/2/2003  Triangle Auto Spring                                  5,989
         4/2/2003  Triangle Auto Spring                                    784
         4/2/2003  Triangle Auto Spring                                  7,187
        4/16/2003  Triangle Auto Spring                                  1,219
        4/16/2003  Triangle Auto Spring                                  4,924
        4/16/2003  Triangle Auto Spring                                  1,332
        4/10/2003  University Physicians                                   175
         4/7/2003  Valk Manufacturing Co                                   633
         4/7/2003  Valk Manufacturing Co                                 3,532
         4/7/2003  Valk Manufacturing Co                                 1,382
         4/7/2003  Valk Manufacturing Co                                 2,421
         4/7/2003  Valk Manufacturing Co                                 3,875
         4/7/2003  Valk Manufacturing Co                                 8,286
         4/7/2003  Valk Manufacturing Co                                 8,184
        4/11/2003  Valk Manufacturing Co                                 5,047
        4/11/2003  Valk Manufacturing Co                                 8,123
        4/11/2003  Valk Manufacturing Co                                   959
        4/11/2003  Valk Manufacturing Co                                 5,414
        4/23/2003  Valk Manufacturing Co                                 1,016
        4/23/2003  Valk Manufacturing Co                                 3,026
        4/23/2003  Valk Manufacturing Co                                 2,837
        4/23/2003  Valk Manufacturing Co                                 4,828
        4/30/2003  Vanguard Steel Ltd.                                  10,301
        4/17/2003  Westerncullenhayes Inc                                6,597
        4/23/2003  Williams Steel & Hardware Co.                         1,000
         4/2/2003  Wilton Precision Steel                                2,773
         4/2/2003  Wilton Precision Steel                                6,231
         4/2/2003  Wilton Precision Steel                                5,065
         4/2/2003  Wilton Precision Steel                                3,166
         4/2/2003  Wilton Precision Steel                                4,457
         4/2/2003  Wilton Precision Steel                                3,024
         4/2/2003  Wilton Precision Steel                                4,122
         4/2/2003  Wilton Precision Steel                                  926
         4/2/2003  Wilton Precision Steel                                1,740
         4/2/2003  Wilton Precision Steel                                2,043
         4/2/2003  Wilton Precision Steel                                2,990
         4/2/2003  Wilton Precision Steel                                1,786
         4/2/2003  Wilton Precision Steel                                  842
         4/2/2003  Wilton Precision Steel                                2,908
         4/2/2003  Wilton Precision Steel                                2,785
         4/2/2003  Wilton Precision Steel                                2,948

                              CASH RECEIPTS DETAIL

        Date                        Payee                         Amount
------------------  ------------------------------------  --------------------
        4/22/2003  Wilton Precision Steel                                7,366
        4/22/2003  Wilton Precision Steel                                2,482
        4/22/2003  Wilton Precision Steel                               12,470
        4/22/2003  Wilton Precision Steel                                7,673
        4/22/2003  Wilton Precision Steel                                4,969
         4/2/2003  Worthington Industries Inc                            8,620
                                                               ---------------
                                                                   $ 4,970,026
                                                               ---------------

Account #626225676 & 626225668
         4/1/2003  Interest Earned on Bank One Acct                       $ 11
         4/3/2003  Interest Earned on Bank One Acct                          6
                                                               ---------------
                                                                          $ 17
                                                               ---------------

                                                               ---------------
                                                                   $ 4,970,043
                                                               ===============